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                                                                    EXHIBIT 10.1

September 17, 2002



David Reed
30931 Via Ultimo
San Juan Capistrano, California 92675

Re: Termination of Consulting Agreement

Dear David:

This letter will serve to confirm that you and PacifiCare Health Systems, Inc. have mutually agreed to terminate your January 1, 2002, Consulting Agreement, effective September 30, 2002.

Please indicate your agreement with this action by dating and signing this letter, and returning it to Karen Williams in the enclosed letter that has been provided for that purpose.

If you have any questions about the termination of your Consulting Agreement, please give Karen Williams or me a call.

Sincerely,

/s/ JOSEPH S. KONOWIECKI
---------------------------------------------
Joseph S. Konowiecki
Executive Vice President and General Counsel



I agree to terminate my January 1, 2002 Consulting Agreement effective September 30, 2002.

Dated: September 25, 2002                               /s/ DAVID REED
                                                   -----------------------
                                                          David Reed